NET (LOSS)/INCOME PER SHARE	12 Months Ended
Dec. 31, 2022
NET (LOSS)/INCOME PER SHARE
NET (LOSS)/INCOME PER SHARE

17.  NET (LOSS)/INCOME PER SHARE

Basic and diluted net (loss)/income per share for the years presented were calculated as follows:

	For the year ended
	December 31,
	2020	2021	2022
	RMB	RMB	RMB	US$
Numerator:
Net (loss)/income	(5,602,990)	578,653	488,246	70,790
Less: Net (loss)/income attributable to non-controlling interests	(13,885)	108	—	—
Net (loss)/income attributable to ordinary shareholders	(5,589,105)	578,545	488,246	70,790

Denominator:
Weighted average number of shares – basic	2,021,919,061	2,051,263,478	2,473,078,408	2,473,078,408
Adjustments for dilutive options and RSUs	—	84,580,779	43,195,219	43,195,219
Weighted average number of shares – diluted	2,021,919,061	2,135,844,257	2,516,273,627	2,516,273,627

Basic net (loss)/income per share attributable to ordinary shareholders	(2.76)	0.29	0.20	0.03
Diluted net (loss)/income per share attributable to ordinary shareholders	(2.76)	0.27	0.19	0.03

Generally, basic net (loss)/income per share is computed using the weighted average number of ordinary shares and Senior Preferred Shares outstanding during the respective year. Senior Preferred Shares were considered as participating securities under ASC 260, therefore, they are included in the computation of basis shares. Diluted net (loss)/income per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective year. The potentially dilutive ordinary shares included RSUs and options to purchase ordinary shares of 54,785,705, 84,580,779 and 43,195,219 for the years ended December 31, 2020, 2021 and 2022 on a weighted average basis, respectively. They were not included in the calculation of diluted net loss per share in 2020 presented where their inclusion would be anti-dilutive.